Exhibit 10.4




                                     {DATE}



(GENDER) (FNAME) (LNAME)
(ADDRESS)
(ADDRESS2)
(CITY) (STATE)  (ZIP)

                       Re: Grant of Incentive Stock Option
                           -------------------------------


Dear (NAME2):

           On May 5, 1999, the shareholders of Leucadia National Corporation (the "Company") authorized and approved the 1999 Stock Option Plan, which was previously adopted by the Board of Directors. The 1999 Stock Option Plan, as amended, (the "Plan") provides for the grant of certain rights and options to directors of the Company and certain key employees of the Company and its subsidiaries and parent corporations. A copy of the Plan is annexed hereto and shall be deemed a part hereof as if fully set forth herein. Unless the context otherwise requires, all terms defined in the Plan shall have the same meaning when used herein.

           Subject to the provisions of this Letter Agreement and the provisions of the Plan, the Company hereby grants to you on the date hereof (the "Grant Date"), as a matter of separate inducement and not in lieu of any salary or other compensation for your services, the right and option (the "Option") to purchase, an aggregate of (OPTIONS) Common Shares, par value $1.00 per share, of the Company at a price of ${PRICE} per share, such option price being, in the judgment of the Committee, not less than one hundred percent (100%) of the Fair Market Value of a common share at the Grant Date. The option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, but it is specifically understood that no warranty is made to you as to such qualification.

           Subject to the provisions and limitations of Articles VI, VIII and XVI of the Plan, this Option may be exercised by you, on a cumulative basis, during a period of five (5) years commencing {DATE ONE YEAR FROM GRANT DATE}and terminating at the close of business on {DATE SIX YEARS FROM GRANT DATE} as follows:

           (a) this Option may not be exercised by you during the period from Grant Date to, but not including {DATE ONE YEAR FROM GRANT DATE};

           (b) up to twenty percent (20%) of the total number of shares subject to this Option may be purchased by you beginning {DATE ONE YEAR FROM GRANT DATE};

           (c) up to an additional twenty percent (20%) of the total number of shares subject to this Option may be purchased by you beginning {DATE TWO YEARS FROM GRANT DATE};

NY2:\1516359\01\W$1301!.DOC\76830.0001

           (d) up to an additional twenty percent (20%) of the total number of shares subject to this Option may be purchased by you beginning {DATE THREE YEARS FROM GRANT DATE};

           (e) up to an additional twenty percent (20%) of the total number of shares subject to this Option may be purchased by you beginning {DATE FOUR YEARS FROM GRANT DATE}; and

           (f) the balance of the total number of shares subject to this Option may be purchased by you beginning {DATE FIVE YEARS FROM GRANT DATE}.

           The unexercised portion of the Option granted herein will automatically and without notice terminate and become null and void at the close of business on {DATE SIX YEARS FROM GRANT DATE}, (the "Expiration Date"). If, however, prior to the Expiration Date, your employment with the Company and any parent or subsidiary corporation terminates, or a change in control of a subsidiary corporation results in a termination of your employment as provided in the Plan, unless otherwise provided by the Committee, this Option will terminate on the applicable date as described below; provided, however, that none of the events described below shall extend the period of exercisability of this Option beyond the Expiration Date.

           (a) the date of termination, if your employment is terminated other than by reason of death, disability or retirement or if you are dismissed for cause (as defined by the Plan);

           (b) the expiration of one (1) year after your death if your death occurs either during your employment or within the three-month or one-year period after the termination of your employment specified in clauses (c) and (d) below, except that your Option will be exercisable during such one-year period only to the extent that it would have been exercisable on the date of your death;

           (c) the expiration of three (3) months from the date of termination of your employment by reasons of your retirement or dismissal other than for cause (as defined in the Plan), except that your Option will be exercisable during such three-month period only to the extent that it would have been exercisable immediately prior to the termination of your employment;

           (d) the expiration of one (1) year after the termination of your employment by reason of your disability (as defined by the Plan), except that your Option will be exercisable during such one-year period only to the extent that it would have been exercisable immediately prior to the termination of your employment.

           In no event may you exercise this Option for a fraction of a share.

           In the event of any change in corporate capitalization (including, but not limited to, a change in the number of Common Shares outstanding), such as a stock split or corporate transaction such as a merger, consolidation, reorganization, spin-off (or other distribution of stock or property of the Company), the number and kind of shares subject to the Option and/or exercise price per share shall be equitably adjusted by the Committee as it may deem appropriate in its sole discretion. The determination of the Committee regarding any adjustment will be final and conclusive.

           The Option shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Common Shares subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by you with respect to the disposition of Common Shares is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares pursuant thereto, then in any such event, the issuance or delivery of shares issuable pursuant to Option shall be delayed until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

           This Option is not transferable by you otherwise than by will or the laws of descent and distribution, and is exercisable, during your lifetime, only by you. This Option may not be assigned, transferred (except by will or the laws of descent and distribution), pledged or hypothecated in any way (whether by operation of the law or otherwise) and shall not be subject to execution, attachment or similar proceeding. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions hereof, and the levy of any attachment or similar proceeding upon the Option, shall be null and void and without effect.

           In the event of an "Extraordinary Event" (as defined in the Plan) with respect to the Company (including a change in control of the Company), all then outstanding Options that have not vested or become exercisable at the time of the Extraordinary Event will immediately become exercisable. The Committee may in its discretion determine that upon the occurrence of an Extraordinary Event each outstanding Option shall terminate within a specified number of days after notice to the holder. In such event, your rights will be as specified in
Article XVI of the Plan.

           Any exercise of this Option shall be in writing addressed to the Corporate Secretary of the Company at the principal place of business of the Company, and shall be accompanied by a certified or bank cashier's check to the order of the Company in the full amount of the purchase price of the shares so purchased; provided, however, that in lieu of cash you may, to the extent permitted by applicable law, exercise this Option, in whole or in part, by delivering to the Company shares of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by you having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such shares.

           If the Company, in its sole discretion, shall determine that it is necessary, to comply with applicable securities laws, the certificate or certificates representing the shares purchased pursuant to the exercise of this Option shall bear an appropriate legend in form and substance, as determined by the Company, giving notice of applicable restrictions on transfer under or in respect of such laws.

           You hereby covenant and agree with the Company that if, at the time of exercise of this Option, there does not exist a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Act"), which Registration Statement shall have become effective and shall include a prospectus which is current with respect to the shares subject to this Option
(i) that you are purchasing shares for your own account and not with a view to the resale or distribution thereof, (ii) that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (x) a Registration Statement on an appropriate form under the Act, which Registration Statement shall have become effective and shall be current with respect to the shares being offered and sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, you shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the applicability of such exemption.

           You hereby acknowledge that the Company may endorse a legend upon the certificate evidencing the Common Shares as the Company, in its sole discretion, determines to be necessary and appropriate to implement the terms of the Plan.

           As provided in the Plan, the Company may withhold from the sums due or to become due to you from the Company an amount necessary to satisfy its obligation to withhold taxes incurred by reason of the disposition of the shares acquired by exercise of this Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), or may require you to reimburse the Company in such amount. The Company may hold the stock certificate to which you are entitled upon the exercise of this Option as security for the payment of withholding tax liability, until cash sufficient to pay such liability has been accumulated, collected or received by the Company. The Committee may permit you to (i) direct the Company satisfy the withholding tax obligation through the withholding of Common Shares that would have otherwise been issuable to you, or
(ii) tender to the Company other Common Shares owned by you.

           The Company agrees to pay any and all original issue taxes and stock transfer taxes that may be imposed on the issuance of shares acquired pursuant to exercise of the Option, together with any and all fees and expenses necessarily incurred by the Company in connection therewith.

           In the event of any conflict between this Letter Agreement and the Plan, the Plan shall control. In the event of any ambiguity in this Letter Agreement, or any matters as to which this Letter Agreement is silent, the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, and
(iii) make all other determinations deemed necessary or advisable for the administration of the Plan.

           Please indicate your acceptance of all the terms and conditions of this Option and the Plan by signing and returning a copy of this letter.


                                          Very truly yours,

                                          LEUCADIA NATIONAL CORPORATION


                                          --------------------------------------
                                          Ian M. Cumming
                                          Chairman



Accepted:


--------------------------------
Signature of Employee


--------------------------------
Name of Employee - Please Print


Date:
     ---------------------

                                     {DATE}



(GENDER) (FNAME) (LNAME)
(ADDRESS)
(ADDRESS2)
(CITY) (STATE)  (ZIP)



         Re: Grant of Non-Qualified Stock Option - Director Participant
             ----------------------------------------------------------


Dear (NAME2):


           On May 5, 1999, the shareholders of Leucadia National Corporation (the "Company") authorized and approved the 1999 Stock Option Plan, which was previously adopted by the Board of Directors. The 1999 Stock Option Plan, as amended, (the "Plan") provides for the grant of certain rights and options to directors of the Company and certain key employees of the Company and its subsidiaries and parent corporations, including the automatic granting to you of Options (as defined below) to purchase 1,000 Common Shares, par value $1.00 per share, of the Company on the date of each Annual Meeting of Shareholders of the Company. A copy of the Plan is annexed hereto and shall be deemed a part hereof as if fully set forth herein. Unless the context otherwise requires, all terms defined in the Plan shall have the same meaning when used herein.

           Subject to the provisions of this Letter Agreement and the provisions of the Plan, the Company hereby grants to you, as a matter of separate inducement and not in lieu of any salary or other compensation for your services, the right and option (the "Option") to purchase, an aggregate of 1,000 Common Shares, par value $1.00 per share, of the Company at a price of ${PRICE} per share, such option price being, in the judgment of the Committee, not less than one hundred percent (100%) of the fair market value of such share at the date hereof. The option shall be a Non-Qualified Stock Option.

           Subject to the provisions and limitations of Articles VI, XII, and XVI of the Plan, this Option may be exercised by you, on a cumulative basis, during a period of four (4) years commencing one (1) year from the date hereof and terminating at the close of business on {DATE FIVE YEARS FROM GRANT DATE} as follows:

           (a) this Option may not be exercised by you during the first year following the date hereof;

           (b) up to twenty-five percent (25%) of the total number of shares subject to this Option may be purchased by you during the second year following the date hereof;

           (c) up to an additional twenty-five percent (25%) of the total number of shares subject to this Option may be purchased by you during the third year following the date hereof;

           (d) up to an additional twenty-five percent (25%) of the total number of shares subject to this Option may be purchased by you during the fourth year following the date hereof; and

           (e) the balance of the total number of shares subject to this Option may be purchased by you during the fifth year following the date hereof.

           The unexercised portion of the Option granted herein will automatically and without notice terminate and become null and void upon the expiration of five (5) years from the date of the grant of this Option. If, however, prior to the expiration of five (5) years from the date hereof, your service with the Company as a Director terminates, unless otherwise provided by the Committee, this Option will terminate on the applicable date as described in
Article XII of the Plan; provided, however, that none of the events described in
Article XII of the Plan shall extend the period of exercisability of this Option beyond five (5) years from the date hereof.

           In no event may you exercise this Option for a fraction of a share.

           In the event of any change in corporate capitalization (including, but not limited to, a change in the number of Common Shares outstanding), such as a stock split or corporate transaction such as a merger, consolidation, reorganization, spin-off (or other distribution of stock or property of the Company), the number and kind of shares subject to the Option and/or exercise price per share shall be equitably adjusted by the Committee as it may deem appropriate in its sole discretion. The determination of the Committee regarding any adjustments will be final and conclusive.

           The Option shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Common Shares subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by you with respect to the disposition of Common Shares is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares pursuant thereto, then in any such event, the issuance or delivery of shares issuable pursuant to Option shall be delayed until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

           This Option is not transferable by you otherwise than by will or the laws of descent and distribution, and is exercisable, during your lifetime, only by you. This Option may not be assigned, transferred (except by will or the laws of descent and distribution), pledged or hypothecated in any way (whether by operation of the law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provision hereof, and levy of any attachment or similar proceeding upon the Option, shall be null and void and without effect.

           In the event of an "Extraordinary Event" (as defined in the Plan) with respect to the Company (including a change in control of the Company), all then outstanding Options that have not vested or become exercisable at the time of the Extraordinary Event will immediately become exercisable. The Committee may in its discretion determine that upon the occurrence of an Extraordinary Event each outstanding Option shall terminate within a specified number of days after notice to the holder. In such event, your rights will be as specified in
Article XVI of the Plan.

           Any exercise of this Option shall be in writing addressed to the Corporate Secretary of the Company at the principal place of business of the Company, and shall be accompanied by a certified or bank cashier's check to the order of the Company in the full amount of the purchase price of the shares so purchased; provided, however, that in lieu of cash you may, to the extent permitted by law, exercise this Option, in whole or in part, by delivering to the Company shares of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by you having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such shares.

           If the Company, in its sole discretion, shall determine that it is necessary, to comply with applicable securities laws, the certificate or certificates representing the shares purchased pursuant to the exercise of this Option shall bear an appropriate legend in form and substance, as determined by the Company, giving notice of applicable restrictions on transfer under or in respect of such laws.

           You hereby covenant and agree with the Company that if, at the time of exercise of this Option, there does not exist a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Act"), which Registration Statement shall become effective and shall include a prospectus which is current with respect to the shares subject to this Option (i) that you are purchasing shares for your own account and not with a view to the resale or distributions thereof, or (ii) that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (x) a Registration Statement on an appropriate form under the Act, which Registration Statement shall have become effective and shall be current with respect to the shares being offered and sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, you shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the applicability of such exemption.

           You hereby acknowledge that the Company may endorse a legend upon the certificate evidencing the Common Shares as the Company, in its sole discretion, determines to be necessary and appropriate to implement the terms of the Plan.

           As provided in the Plan, the Company may withhold from the sums due or to become due to you from the Company an amount necessary to satisfy its obligation to withhold taxes imposed in connection with this Option, including in connection with your exercise hereof, or may require you to reimburse the Company in such amount. The Company may hold the stock certificate to which you are entitled upon the exercise of this Option as security for the payment of withholding tax liability, until cash sufficient to pay such liability has been accumulated, collected or received by the Company. The Committee may permit you to (i) direct the Company satisfy the withholding tax obligation through the withholding of Common Shares that would have otherwise been issuable to you, or
(ii) tender to the Company other Common Shares owned by you.

           The Company agrees to pay any and all original issue taxes and stock transfer taxes that may be imposed on the issuance of shares acquired pursuant to exercise of the Option, together with any and all fees and expenses necessarily incurred by the Company in connection therewith.

           In the event of any conflict between this Letter Agreement and the Plan, the Plan shall control. In the event of any ambiguity in this Letter Agreement, or any matters as to which this Letter Agreement is silent, the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, and
(iii) make all other determinations deemed necessary or advisable for the administration of the Plan.

           Please indicate your acceptance of all the terms and conditions of this Option and the Plan by signing and returning a copy of this letter.


                                         Very truly yours,

                                         LEUCADIA NATIONAL CORPORATION


                                         ---------------------------------------
                                         By: Chairman



Accepted:

-------------------------------
Signature of Director


-------------------------------
Name of Director - Please Print

Date:
     -----------------